                                                                      Exhibit 24

                          DIRECTOR'S POWER OF ATTORNEY

                  The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, the Form 10-K of Marshall & Ilsley Corporation for its fiscal year ended December 31, 1995 and any and all amendments and/or supplements to said Form 10-K, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, and hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form 10-K and any and all amendments and/or supplements thereto.


                  Dated this 15th day of February, 1996.

                                                            /s/ Richard A. Abdoo
                                                            --------------------
                                                            Richard A. Abdoo

                          DIRECTOR'S POWER OF ATTORNEY

                  The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, the Form 10-K of Marshall & Ilsley Corporation for its fiscal year ended December 31, 1995 and any and all amendments and/or supplements to said Form 10-K, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, and hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form 10-K and any and all amendments and/or supplements thereto.

                  Dated this 15th day of February, 1996.

                                                              /s/ J.P. Bolduc
                                                              ------------------
                                                              J.P. Bolduc

                          DIRECTOR'S POWER OF ATTORNEY

                  The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, the Form 10-K of Marshall & Ilsley Corporation for its fiscal year ended December 31, 1995 and any and all amendments and/or supplements to said Form 10-K, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, and hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form 10-K and any and all amendments and/or supplements thereto.

                  Dated this 15th day of February, 1996.

                                                          /s/ Wendell F. Bueche
                                                          ----------------------
                                                          Wendell F. Bueche

                          DIRECTOR'S POWER OF ATTORNEY

                  The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, the Form 10-K of Marshall & Ilsley Corporation for its fiscal year ended December 31, 1995 and any and all amendments and/or supplements to said Form 10-K, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, and hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form 10-K and any and all amendments and/or supplements thereto.

                  Dated this 15th day of February, 1996.

                                                         /s/ G.H. Gunnlaugsson
                                                         -----------------------
                                                         G.H. Gunnlaugsson

                          DIRECTOR'S POWER OF ATTORNEY

                  The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, the Form 10-K of Marshall & Ilsley Corporation for its fiscal year ended December 31, 1995 and any and all amendments and/or supplements to said Form 10-K, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, and hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form 10-K and any and all amendments and/or supplements thereto.

                  Dated this 15th day of February, 1996.

                                                        /s/ Burleigh E. Jacobs
                                                        ------------------------
                                                        Burleigh E. Jacobs

                          DIRECTOR'S POWER OF ATTORNEY

                  The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, the Form 10-K of Marshall & Ilsley Corporation for its fiscal year ended December 31, 1995 and any and all amendments and/or supplements to said Form 10-K, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, and hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form 10-K and any and all amendments and/or supplements thereto.

                  Dated this 15th day of February, 1996.

                                                           /s/ Jack F. Kellner
                                                           ---------------------
                                                           Jack F. Kellner

                          DIRECTOR'S POWER OF ATTORNEY

                  The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, the Form 10-K of Marshall & Ilsley Corporation for its fiscal year ended December 31, 1995 and any and all amendments and/or supplements to said Form 10-K, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, and hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form 10-K and any and all amendments and/or supplements thereto.

                  Dated this 15th day of February, 1996.

                                                              /s/ D.J. Kuester
                                                              ------------------
                                                              D.J. Kuester

                          DIRECTOR'S POWER OF ATTORNEY

                  The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, the Form 10-K of Marshall & Ilsley Corporation for its fiscal year ended December 31, 1995 and any and all amendments and/or supplements to said Form 10-K, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, and hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form 10-K and any and all amendments and/or supplements thereto.

                  Dated this 15th day of February, 1996.

                                                       /s/ Edward L. Meyer, Jr.
                                                       -------------------------
                                                       Edward L. Meyer, Jr.

                          DIRECTOR'S POWER OF ATTORNEY

                  The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, the Form 10-K of Marshall & Ilsley Corporation for its fiscal year ended December 31, 1995 and any and all amendments and/or supplements to said Form 10-K, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, and hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form 10-K and any and all amendments and/or supplements thereto.

                  Dated this 15th day of February, 1996.

                                                            /s/ Don R. O'Hare
                                                            -------------------
                                                            Don R. O'Hare

                          DIRECTOR'S POWER OF ATTORNEY

                  The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, the Form 10-K of Marshall & Ilsley Corporation for its fiscal year ended December 31, 1995 and any and all amendments and/or supplements to said Form 10-K, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, and hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form 10-K and any and all amendments and/or supplements thereto.

                  Dated this 15th day of February, 1996.

                                                             /s/ Oscar C. Boldt
                                                             -------------------
                                                             Oscar C. Boldt

                          DIRECTOR'S POWER OF ATTORNEY

                  The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, the Form 10-K of Marshall & Ilsley Corporation for its fiscal year ended December 31, 1995 and any and all amendments and/or supplements to said Form 10-K, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, and hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form 10-K and any and all amendments and/or supplements thereto.

                  Dated this 15th day of February, 1996.

                                                      /s/ Peter M. Platten, III
                                                      --------------------------
                                                      Peter M. Platten, III

                          DIRECTOR'S POWER OF ATTORNEY

                  The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, the Form 10-K of Marshall & Ilsley Corporation for its fiscal year ended December 31, 1995 and any and all amendments and/or supplements to said Form 10-K, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, and hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form 10-K and any and all amendments and/or supplements thereto.

                  Dated this 15th day of February, 1996.

                                                         /s/ Stuart W. Tisdale
                                                         ----------------------
                                                         Stuart W. Tisdale

                          DIRECTOR'S POWER OF ATTORNEY

                  The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, the Form 10-K of Marshall & Ilsley Corporation for its fiscal year ended December 31, 1995 and any and all amendments and/or supplements to said Form 10-K, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, and hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form 10-K and any and all amendments and/or supplements thereto.

                  Dated this 15th day of February, 1996.

                                                              /s/ J.B. Wigdale
                                                              ------------------
                                                              J.B. Wigdale

                          DIRECTOR'S POWER OF ATTORNEY

                  The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, the Form 10-K of Marshall & Ilsley Corporation for its fiscal year ended December 31, 1995 and any and all amendments and/or supplements to said Form 10-K, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, and hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form 10-K and any and all amendments and/or supplements thereto.

                  Dated this 15th day of February, 1996.

                                                            /s/ James O. Wright
                                                            --------------------
                                                            James O. Wright

                          DIRECTOR'S POWER OF ATTORNEY

                  The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, the Form 10-K of Marshall & Ilsley Corporation for its fiscal year ended December 31, 1995 and any and all amendments and/or supplements to said Form 10-K, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, and hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form 10-K and any and all amendments and/or supplements thereto.

                  Dated this 15th day of February, 1996.

                                                            /s/ Gus A. Zuehlke
                                                            --------------------
                                                            Gus A. Zuehlke